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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  FORM 8-K/A-1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2006

                          SYNOVA HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                     000-51492               91-1951171
 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)          Identification No.)


              1400 N. Providence Road, Suite 6010, Media, PA 19063
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080

           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 |_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

         This Amendment No. 1 to Form 8-K ("Amendment No. 1") is being filed to amend in its entirety the Current Report on Form 8-K dated January 31, 2006, as filed by Synova Healthcare Group, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on February 9, 2006 (the "Original Form 8-K"). The transaction reported below in Item 2.01 was originally reported under
Item 8.01 of the Original Form 8-K.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On January 31, 2006, pursuant to the terms of a share purchase agreement, as amended, between Synova Pre-Natal Healthcare, Inc. ("Synova Pre-Natal"), a wholly owned subsidiary of Synova Healthcare Group, Inc. (the "Company"), and BioPad Ltd. ("BioPad"), a research and development organization based in Israel, Synova Pre-Natal deposited $1,880,000 into an escrow account representing the final installment of its required payments under the share purchase agreement. These payments were made in connection with Synova Pre-Natal's purchase of 25% of the issued and outstanding ordinary shares of BioPad on a fully diluted basis (excluding options that may be granted to employees of BioPad in an amount equal to up to 10% of the issued and outstanding ordinary shares of BioPad). This final deposit served to close all transaction matters related to this purchase. The total consideration paid in connection with this transaction was $2,630,000.

         The terms of this relationship have been previously reported by the Company pursuant to Item 1.01 of each of the following Current Reports on Form 8-K, which disclosures are hereby incorporated by reference in this Item 2.01:
Form 8-K dated September 9, 2005, as filed with the Commission on September 15, 2005; Form 8-K dated September 23, 2005, as filed with the Commission on September 29, 2005; Form 8-K dated November 15, 2005, as filed with the Commission on November 21, 2005; Form 8-K dated November 29, 2005, as filed with the Commission on December 5, 2005; and the Original Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

             To be filed by amendment pursuant to Item 9.01(a)(4) of Form 8-K.

         (b) Pro Forma Financial Information.

             To be filed by amendment pursuant to Item 9.01(b)(2) of Form 8-K.

         (d) Exhibits.

             Exhibit
             No.      Description of Exhibit
             -------  ----------------------
             2.1+     Share Purchase Agreement, dated September 23, 2005,
                      by and between Synova Pre-Natal and BioPad (1)
             10.1     Distribution Agreement, dated September 6, 2005, by and
                      between Synova Pre-Natal and BioPad (1)
             10.2     Shareholders Agreement, dated as of September 23, 2005,
                      by and between Synova Pre-Natal and BioPad (1)
             10.3     Amendment to Share Purchase Agreement and Distribution
                      Agreement, dated November 13, 2005 (2)
             10.4     Amendment to Share Purchase Agreement and Distribution
                      Agreement, dated November 29, 2005 (3)

             --------------
             + The schedules to this agreement have been omitted in accordance with the rules of the Securities and Exchange Commission (the "Commission"). A list of omitted schedules has been included in this exhibit and will be provided supplementally to the Commission upon request.
             (1) Previously filed as an exhibit to the Company's Amendment No. 1 to Quarterly Report on Form 10-QSB/A, for the quarter ended September 30, 2005, as filed with the Commission on April 6, 2006 (File No. 0-51492), and incorporated by reference herein.
             (2) Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Commission on April 17, 2005 (File No. 0-51492), and incorporated by reference herein.
             (3) Previously filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated November 29, 2005, as filed with the Commission on December 5, 2005 (File No. 0-51492), and incorporated by reference herein.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SYNOVA HEALTHCARE GROUP, INC.


Date:  April 18, 2006                       By:  /s/ Robert L. Edwards
                                                 -------------------------------
                                                 Name:  Robert L. Edwards
                                                 Title: Chief Financial Officer




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                                  EXHIBIT INDEX


             Exhibit
             No.      Description of Exhibit
             -------  ----------------------
             2.1+     Share Purchase Agreement, dated September 23, 2005,
                      by and between Synova Pre-Natal and BioPad (1)
             10.1     Distribution Agreement, dated September 6, 2005, by and
                      between Synova Pre-Natal and BioPad (1)
             10.2     Shareholders Agreement, dated as of September 23, 2005,
                      by and between Synova Pre-Natal and BioPad (1)
             10.3     Amendment to Share Purchase Agreement and Distribution
                      Agreement, dated November 13, 2005 (2)
             10.4     Amendment to Share Purchase Agreement and Distribution
                      Agreement, dated November 29, 2005 (3)

             --------------
             + The schedules to this agreement have been omitted in accordance with the rules of the Securities and Exchange Commission (the "Commission"). A list of omitted schedules has been included in this exhibit and will be provided supplementally to the Commission upon request.
             (1) Previously filed as an exhibit to the Company's Amendment No. 1 to Quarterly Report on Form 10-QSB/A, for the quarter ended September 30, 2005, as filed with the Commission on April 6, 2006 (File No. 0-51492), and incorporated by reference herein.
             (2) Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Commission on April 17, 2005 (File No. 0-51492), and incorporated by reference herein.
             (3) Previously filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated November 29, 2005, as filed with the Commission on December 5, 2005 (File No. 0-51492), and incorporated by reference herein.